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                                                                 EXHIBIT 10.34.2


                        GUARANTY AND PURCHASE AGREEMENT


              GUARANTY AND PURCHASE AGREEMENT, dated as of February 12, 1998 (as amended, modified or supplemented from time to time, this "Guaranty"), made by the undersigned (the "Guarantor") in favor of Bankers Trust Company (the "Bank"). Except as otherwise defined herein, capitalized terms used herein and defined in the Letter of Credit Agreement (as defined below) shall be used herein as therein defined.


W I T N E S S E T H :


              WHEREAS, Capstar Broadcasting Corporation ("Parent"), Capstar Broadcasting Partners, Inc. ("Holdings"), Capstar Radio Broadcasting Partners, Inc. (the "Borrower", and herein, the Guarantor), the lenders from time to time party thereto (including the Bank), BankBoston, N.A., as Managing Agent, NationsBank of Texas, N.A. as Syndication Agent, The Bank of New York, as Documentation Agent, and the Bank, as Administrative Agent, are party to an Amended and Restated Credit Agreement, dated as February 20, 1997 and amended and restated as of August 12, 1997 (the "Credit Agreement");

              WHEREAS, R. Steven Hicks ("Hicks") and the Bank have entered into a Letter of Credit Agreement, dated as of February 12, 1998, providing for the issuance of a Letter of Credit in the amount of $8.5 million as contemplated therein;

              WHEREAS, the Bank may from time to time extend additional credit (the "Additional Credit") for the account of Hicks in an aggregate amount not to exceed $1.5 million;

              WHEREAS, it is a condition precedent (x) to the issuance of the Letter of Credit under the Letter of Credit Agreement and (y) the extension of the Additional Credit that the Guarantor shall have executed and delivered this Guaranty; and

              WHEREAS, the Guarantor will obtain benefits from the issuance of the Letter of Credit under the Letter of Credit Agreement and the extension of Additional Credit and, accordingly, desires to execute this Guaranty in order to satisfy the condition precedent described in the preceding paragraph;

              NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Bank and hereby covenants and agrees with the Bank as follows:
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              The Guarantor irrevocably and unconditionally guarantees:  to the
Bank the entire payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) all unpaid drawings and all interest (including interest payable on interest) thereon and (y) all regularly accruing fees payable with respect to the foregoing (which includes all increased cost payments, tax payments, indemnification obligations and other amounts payable pursuant to the Letter of Credit Agreement or the other L/C Documents or the documents evidencing Additional Credit, in each case to the extent (and only to the extent) relating to the Letter of Credit and/or the Additional Credit (all such unpaid drawings, interest, fees and other amounts described above being collectively herein called the "Guaranteed Obligations"). The Guarantor understands, agrees and confirms that the Bank may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other guarantor, Hicks, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

              Additionally, the Guarantor, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Bank whether or not due or payable by Hicks upon the occurrence in respect of Hicks of any of the events specified in Section 5.03 of the Letter of Credit Agreement or any similar provision under the other L/C Documents or the documents evidencing Additional Credit, and unconditionally and irrevocably, promises to pay such Guaranteed Obligations to the Bank, or order, on demand, in lawful money of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

              The liability of the Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of Hicks whether executed by such Guarantor, any other guarantor of the Guaranteed Obligations or by any other party, and the liability of the Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by Hicks or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any payment made to the Bank on the indebtedness which the Bank repays Hicks pursuant to court order in any bankruptcy or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (e) any action or inaction by the Bank as contemplated in Section 6 hereof, or (f) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

              The obligations of the Guarantor hereunder are independent of the obligations of any other guarantor of the Guaranteed Obligations or Hicks, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against any such other guarantor or Hicks and whether or not any such other guarantor of the Guaranteed Obligations or Hicks be joined in any such action or actions. The Guarantor expressly acknowledges and agrees that any payment by Hicks or other circumstance which operates to toll any statute of limitations as to Hicks shall operate to toll the statute of limitations as to the Guarantor.

              The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Bank against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor of the Guaranteed Obligations or Hicks).

              The Bank may at any time and from time to time without the consent of, or notice to, the Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

              change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

         take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

         exercise or refrain from exercising any rights against Hicks or others or otherwise act or refrain from acting;

         release or substitute any one or more endorsers, guarantors, Hicks or other obligors;

         settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Hicks to creditors of Hicks other than the Bank;

         apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Hicks to the Bank regardless of what liabilities of Hicks remain unpaid;

         consent to or waive any breach of, or any act, omission or default under any of the L/C Documents or documents evidencing Additional Credit or any of the
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instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the L/C Documents or documents evidencing Additional Credit or any of such other instruments or agreements; and/or act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against Hicks to recover full indemnity for any payments made pursuant to this Guaranty.

                No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

                This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Bank would otherwise have. No notice to or demand on the Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank to any other or further action in any circumstances without notice or demand. It is not necessary for the Bank to inquire into the capacity or powers of Hicks, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                Any indebtedness or other liabilities of Hicks now or hereafter held by or owing to the Guarantor is hereby subordinated to the indebtedness and other liabilities of Hicks to the Bank, and such indebtedness and other liabilities of Hicks to the Guarantor, if the Bank, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Bank and be paid over to the Bank on account of the indebtedness and other liabilities of Hicks to the Bank, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by the Guarantor of any note or negotiable instrument evidencing any indebtedness or other liabilities of Hicks to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the Guarantor hereby agrees with the Bank that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                 The Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Bank to: (i) proceed against Hicks, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from Hicks, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Bank's power whatsoever. The Guarantor waives any defense based on or arising out of any defense of Hicks, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of Hicks, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Hicks other than payment in full of the Guaranteed Obligations. The Bank may, at its election, foreclose on any security held by the Bank by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Bank may have against Hicks or any other party, or any security, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. The Guarantor waives any defense arising out of any such election by the Bank, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against Hicks or any other party or any security.

                The Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. The Guarantor assumes all responsibility for being and keeping itself informed of Hick's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Bank shall have no duty to advise the Guarantor of information known to them regarding such circumstances or risks.

                The Bank agrees that this Guaranty may be enforced only by the action of the Bank and that no other creditors shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Bank for the benefit of the Bank upon the terms of this Guaranty.

                In order to induce the Bank to enter into the Letter of Credit Agreement and to issue the Letter of Credit as provided therein and to extend Additional Credit, the Guarantor makes the following representations, warranties and agreements to and for the benefit of the Bank, all of which shall survive the execution and delivery of this Guaranty, the issuance of the Letter of Credit and extension of Additional Credit, on or after the Issuance Date, or similar date in the case of the extension of Additional Credit, being deemed to constitute a representation and warranty that the matters specified in this Section 12 are true and correct on and as of the Issuance Date or similar date in the case of the extension of Additional

Credit (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

       (a) Corporate Status. The Guarantor (i) is a duly organized and validly existing corporation, in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Guarantor and its Subsidiaries taken as a whole.

       (b) Power and Authority. The Guarantor has the power and authority to execute, deliver and perform the terms and provisions of this Guaranty and each other Document to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Guaranty and each such other Document. The Guarantor has duly executed and delivered this Guaranty and each other Document to which it is a party, and this Guaranty and each such other Document constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

              (c) No Violation. Neither the execution, delivery or performance by the Guarantor of this Guaranty or any other Document to which it is a party, nor compliance by it with the terms and provisions hereof or thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation, by-laws or charter documents of the Guarantor.

       (d) Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Issuance Date or similar date in the case of the extension of Additional Credit), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other Document to which the Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any such other Document.

       (e) Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Guarantor, threatened (i) with respect to this Guaranty or any other Document to which the Guarantor is a party, (ii) with respect to any material Indebtedness of the Guarantor or any of its Subsidiaries or (iii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Guarantor and its Subsidiaries taken as a whole.

       (f) True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the Guarantor in writing to the Bank for purposes of or in connection with this Guaranty, the other Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Guarantor in writing to the Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                The Guarantor shall at all times comply with its obligations under the Credit Agreement (after giving effect to grace and notice provisions provided therein).

                As used herein, the term "Guarantor Event of Default" shall mean the occurrence of any of the following specified events:

              (a) Representations, etc. Any representation, warranty or statement made by the Guarantor herein or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

       (b) Covenants. The Guarantor shall default in the due performance or observance by it of any term, covenant or agreement contained herein; or

       (c) Guarantor Changes of Ownership. Any Guarantor Change of Ownership (which, for purposes of this Guaranty, shall mean any "Change of Ownership" as defined in the Credit Agreement) shall have occurred.

              Upon the occurrence and during the continuance of any Event of Default or any Guarantor Event of Default, the Bank shall have the right (in addition to its right to enforce this Guaranty) to require the Guarantor to (x) purchase (and in which case the Guarantor shall purchase) the outstanding Guaranteed Obligations of the Bank pursuant to Letter of Credit Agreement or the documents evidencing Additional Credit by paying the Bank within three Business Days of such demand by the Bank in cash an amount equal to all principal, interest and other amounts owing in respect of the Guaranteed Obligations and (y) pay to the Bank in cash any amounts then owed to it pursuant to the terms of this Guaranty. In addition, upon the occurrence and during the continuance of a Guarantor Event of Default, the Bank shall have the right to require the Guarantor to pay within three Business Days of such demand by the Bank such additional amount of cash, to be held as security for Hick's reimbursement obligations in respect of the Letter of Credit or the documents evidencing Additional Credit then outstanding, as is equal, in the case of the Letter of Credit, to the Stated Amount of the Letter of Credit then outstanding, or, in the case of documents evidencing Additional Credit, the amount specified by the provisions therein. Notwithstanding anything to the contrary contained herein, if an Event of Default specified in Section 9.05 of the Credit Agreement shall occur with respect to the Guarantor, the result which would occur upon the demand of the Bank as specified in the immediately preceding two sentences shall occur automatically without the demand on the Bank. Until any repayment and repurchase described in the immediately preceding sentences is actually effected, the Guarantor shall be liable to perform all obligations under this Guaranty strictly in accordance with the terms hereof.

              (a) If the Guarantor purchases Guaranteed Obligations in accordance with preceding Section 14, then the Guarantor shall have the rights of the Bank provided pursuant to the Letter of Credit Agreement or the documents evidencing Additional Credit in respect of the Guaranteed Obligations so purchased.

              (b) If the Guarantor makes any other payments pursuant to this Guaranty in respect of the Guaranteed Obligations, the Guarantor shall be subrogated to the rights of the holders of the respective Guaranteed Obligations so paid; provided that, except to the extent otherwise provided in the immediately succeeding sentence, no payments may be made in respect of such subrogation claims until all Guaranteed Obligations have been indefeasibly paid in full.

                The Guarantor hereby agrees to pay all out-of-pocket costs and expenses of the Bank in connection with any amendment, waiver or consent relating hereto and of the Bank in connection with any enforcement of this Guaranty (including in each case, without limitation, the fees and disbursements of counsel employed by the Bank).

                This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns; provided, that the Guarantor may only assign its rights, obligations and interests hereunder in the event that the entering into of this Guaranty by the Guarantor subjects the Guarantor to enhanced disclosure requirements by the FCC, in which case the Guarantor may assign its rights, obligations and interests hereunder to a third party to be mutually agreed upon by the Guarantor and the Bank.

                The Guarantor may not assign its rights, obligations or interests hereunder; provided, that in the event that the entering into of this Guaranty and purchase Agreement by the Guarantor subjects the Guarantor to enhanced disclosure requirements in connection with the Settlement Agreement or any matter pertaining to the Settlement Agreement or the applications to the FCC referred to therein, by the FCC, then the Guarantor may assign its rights, obligations and interests hereunder to a third party to be mutually agreed upon by the Guarantor and the Bank.

                Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Guarantor directly affected thereby and with the written consent of the Bank.

                In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Letter of Credit Agreement or any similar provisions under the documents evidencing Additional Credit), the Bank is hereby authorized at any time or from time to time, without notice to the Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Bank to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to the Bank under this Guaranty, irrespective of whether or not the Bank shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

                All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of the Bank, as provided in the Letter of Credit Agreement or the documents evidencing Additional Credit, as the case may be, and (ii) in the case of the Guarantor, at its address set forth opposite its signature below; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                If claim is ever made upon the Bank for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including Hicks), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of Hicks, and such Guarantor shall be and remain liable to the aforesaid payee hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

              (a)  THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE BANK
AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, the Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Guarantor. The Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Guarantor. The Guarantor hereby irrevocably designates, appoints and empowers CT Corporation System, with offices on a date hereof at 1633 Broadway, New York, New York 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Bank. The Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. The Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced under this Guaranty that service of process was in any way invalid or ineffective.
Nothing herein shall affect the right of the Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

              (b) The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

              (c) THE GUARANTOR AND THE BANK (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR

RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                It is the desire and intent of the Guarantor and the Bank that this Guaranty shall be enforced against the Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of the Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of such Guarantor shall be deemed to be reduced and such Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

                This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantor and the Bank.

                All payments made by the Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by Hicks under Sections 4.03 and 4.04 of the Letter of Credit Agreement or any similar provisions under the documents evidencing Additional Credit.

*   *   *

              IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

ADDRESSES

                                   CAPSTAR RADIO BROADCASTING
                                   PARTNERS, INC.


                                   By:            /s/
                                       -----------------------------
                                   Title:



                                   BANKERS TRUST COMPANY


                                   By:            /s/
                                       -----------------------------
                                       Title: